Intangible assets, net - Summarizes the results of the sensitivity analysis assuming that each key assumption - (Details) $ in Thousands	12 Months Ended
Dec. 31, 2020 USD ($)
Intangible assets, net
Nominal discount rate used	9.16%
Effect on results from minus 1 on discount rate	$ 3,432
Effect on results from plus 1 on discount rate	(2,991)
Effect on results from minus 1 on compound annual growth rate	(5,196)
Effect on results from plus 1 on compound annual growth rate	$ 5,769